UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2006
Allis-Chalmers Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02199 (Commission File Number)	39-0126090 (IRS Employer identification Number)

5075 Westheimer Suite 890
Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)
(713) 369-0550
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
     Cash Bonus Awards. On May 3, 2006, the Compensation Committee of the Board of Directors (the “Board”) of Allis-Chalmers Energy Inc. (the “Company”) recommended, and the full Board authorized and approved, the payment of cash bonus awards to executive officers of the Company in respect of the year ended December 31, 2005. The awards to Messrs. Hidayatallah, Wilde, Perez and Pound were determined based substantially on the Company’s and each executive’s performance as measured against performance goals established in 2005, in accordance with the provisions of such executive’s employment agreement. The award to Mr. Sauers was a discretionary bonus based on Mr. Sauers’ performance during 2005. The following awards were approved for the following executive officers:

Name	Cash Bonus
Munawar H. Hidayatallah, Chairman of the Board and Chief Executive Officer	$200,000

David Wilde, President and Chief Operating Officer	$150,000

Victor M. Perez, Chief Financial Officer	$120,000

Theodore F. Pound III, General Counsel and Secretary	$90,000

Bruce Sauers, Vice President and Corporate Controller	$40,000
ITEM 3.02 Unregistered Sales of Equity Securities.
     (a) The Company issued 100,000 shares of its common stock, par value $0.01 per share (“Common Stock”), on May 8, 2006 to Leonard Toboroff, a director of the Company, upon the exercise of a stock option that was granted to Mr. Toboroff in April 2001. The shares were issued at an exercise price of $2.50 per share for a total of $250,000 in consideration.
     (b) The Company issued 400 shares of Common Stock on May 8, 2006 to Mr. Toboroff upon the exercise of a stock option that was granted to Mr. Toboroff in November 1999. The shares were issued at an exercise price of $13.75 per share for a total of $5,500 in consideration.
     (c) The issuance and sale of the shares of Common Stock upon exercise of the options mentioned in paragraphs (a) and (b) above were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(2) of the Securities Act in transactions by the issuer of the Common Stock, which did not involve a public offering. These issuances did not involve any general solicitation or general advertising. The person to whom these shares of Common Stock were issued is an accredited investor, as defined by Rule 501 of Regulation D under the Securities Act, and such person has the requisite business and financial knowledge and experience to analyze and evaluate the risks associated with an investment in such shares of Common Stock.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.
Date: May 9, 2006	By:	/s/ Theodore F. Pound III
		Name:	Theodore F. Pound III
		Title:	General Counsel and Secretary